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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Form 8-K of Broadbase Software, Inc. of our report dated January 12, 2000 relating to the financial statements of Rubric, Inc. which appear in the Registration Statement on Form S-1 (File No. 333-95125), as amended.



                                       /s/ PricewaterhouseCoopers LLP

San Jose, California
February 8, 2000